UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      July 22, 2002

Joy Global Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-9299	39-1566457
(Commission File Number)	(IRS Employer Identification No.)

100 E. Wisconsin Avenue, Suite 2780, Milwaukee, WI	53202
(Address of Principal Executive Offices)	(Zip Code)

414-319-8500
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 4. Changes in Registrant’s Certifying Accountant.

     At a meeting held on July 22, 2002, the Board of Directors of Joy Global Inc., upon the recommendation of its Audit Committee, approved the engagement of Ernst & Young, LLP as its independent accountants for the fiscal year ending November 2, 2002 and dismissed the firm of PricewaterhouseCoopers LLP.

     Except as described in the following sentence, PricewaterhouseCoopers’ reports on Joy Global’s consolidated financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principle. PricewaterhouseCoopers’ report on Joy Global’s consolidated financial statements for the 2000 fiscal year was qualified as to uncertainty about the ability of the Company to continue as a going concern in light of the Company’s bankruptcy filing in June of 1999. The Company emerged from bankruptcy in July of 2001.

     During the past two fiscal years and through July 22, 2002, there were no disagreements between Joy Global and PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to PricewaterhouseCoopers’ satisfaction, would have caused the firm to make reference to the subject matter thereof in connection with their report on Joy Global’s consolidated financial statements and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

     Joy Global has provided the foregoing disclosures to PricewaterhouseCoopers and, as requested by Joy Global, PricewaterhouseCoopers furnished the Company with a letter stating its agreement with the foregoing disclosures. A copy of the letter is filed as Exhibit 16.1 to this Report.

    During the years ended October 31, 2001 and 2000 and through July 22, 2002, Joy Global did not consult with Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Joy Global's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

    (c)      Exhibits.       The following exhibits accompany this report:

              16.1              Letter from PricewaterhouseCoopers LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOY GLOBAL INC.
Date: July 26, 2002	By: /s/ Donald C. Roof Donald C. Roof Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit       Description
16.1           Letter from PricewaterhouseCoopers LLP

Exhibit 16.1

July 26, 200

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We have read the statements made by Joy Global Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company’s Form 8-K report dated July 22, 2002. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP